united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-22904

North Square Evanston Multi-Alpha Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)     (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Stacy H. Louizos, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

(212) 885-5147

Registrant’s telephone number, including area code: (513) 587-3400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

North Square Evanston Multi-Alpha Fund

Financial Statements

As of and for the year ended March 31, 2025

North Square Evanston Multi-Alpha Fund

Contents

Management’s Discussion of Fund Performance (Unaudited)	1
Statement of Assets and Liabilities	3
Schedule of Investments	4
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	18
Supplemental Information (Unaudited)	19

North Square Evanston Multi-Alpha Fund

Management’s Discussion of Fund Performance (Unaudited)

This report provides certain performance data for North Square Evanston Multi-Alpha Fund (the “Fund”) for the fiscal year ended March 31, 2025.

The Fund’s Investment Approach

The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund is a “fund of funds” formed to invest substantially all of its assets in investment vehicles often referred to as hedge funds (“Portfolio Funds”) that are managed by independent investment managers (“Portfolio Fund Managers”). The Fund generally allocates its assets to Portfolio Funds whose Portfolio Fund Managers invest in one or more of the following strategy areas: Long/Short Equity, Event Driven, Relative Value and Global Asset Allocation.

Performance Review

General Fund and Market Commentary

Broad market indices gained during the reporting period (S&P 500® Index +8.3%, MSCI World Index +7.0%, and U.S. Aggregate Bond ETF +5.0%), aided by generally healthy corporate earnings, a resilient economy, falling inflation, and easing financial conditions. Markets grew more volatile, and equity indices gave up some gains toward the end of the reporting period, as rising concerns over tariffs as well as signs of a weakening consumer stoked fears of recession. The Fund’s Class I Shares returned +9.17% net and the Fund’s Class A Shares returned +8.35% net for the reporting period, outperforming the aforementioned market gauges and outperforming the HFRI Fund of Funds Composite Index (the “HFRI Index”), which returned +4.31% for the reporting period. All four of the Fund’s strategy allocations contributed positively to performance, led by long/short equity and global asset allocation.

Long/Short Equity

The Fund’s allocation to long/short equity captured some of the market upside and enhanced those gains through good fundamental stock-picking during the reporting period. While individual results varied, on average, these Portfolio Funds benefited from higher levels of dispersion, more substantial short rebates, and accurately identifying winners and losers tied to prominent market drivers, such as the rapid pace of AI adoption.

Global Asset Allocation

As a group, the Fund’s global macro Portfolio Fund Managers executed well during the reporting period and produced gains across several asset classes, most notably interest rates and equities. Within interest rates, nimble trading was rewarded with notable attribution from bets that yield curves would steepen. Within equities, a correctly bullish stance overall was amplified by lucrative thematic bets, such as defense as well as AI and related power and infrastructure stocks.

Event Driven

The Fund’s event driven allocation was the third largest contributor to the Fund’s performance for the reporting period. Credit-oriented Portfolio Funds earned healthy yields and took advantage of select stressed and distressed situations. In equities, Portfolio Funds added value through stock selection and by capturing or advocating for idiosyncratic events that were favorably received by the market.

Relative Value

The Fund’s relative value allocation was the smallest contributor to the Fund’s performance for the reporting period. Returns were driven by Portfolio Funds that pursue convertible bond arbitrage and emerging market debt strategies. Meanwhile, Portfolio Funds that focus on credit and capital structure arbitrage as well as equity market-neutral trading were minor detractors.

North Square Evanston Multi-Alpha Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) – Continued

Fund Performance

For the 12-month fiscal period ended March 31, 2025, the Fund’s Class I Shares returned +9.17%. The HFRI Index returned +4.31%.

	1-Year	5-Year	10-Year	Inception*
Fund NAV - Class I Shares	9.17%	8.56%	4.70%
Fund NAV - Class A Shares	8.35%	7.75%	N/A	5.34%
HFRI Index	4.31%	7.10%	3.48%	4.61%

*	Annualized: Inception of Class A Shares is March 1, 2016

HFRI Index inception for this chart is March 1, 2016

The graph compares a hypothetical $25,000 investment in the Fund’s Class I Shares with a similar investment in the HFRI Index. The table compares an investment in the Fund’s Class I Shares and Class A Shares against the HFRI Index. The HFRI Index is an index composed of funds of hedge funds that voluntarily report their performance to Hedge Fund Research. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, include the reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase or sale of Fund shares. The Fund’s past performance does not predict future performance.

North Square Evanston Multi-Alpha Fund

Statement of Assets and Liabilities

March 31, 2025

Assets
Investments in Portfolio Funds and Short-Term Investments, at fair value (cost $57,205,186)	$77,116,858
Cash	2,315,902
Receivable for investments in Portfolio Funds sold	2,170,541
Prepaid expenses	113,802
Total assets	81,717,103

Liabilities
Subscriptions received in advance	1,349,000
Payable for fund shares redeemed	1,603,922
Payable to Adviser	50,487
Payable for audit and tax fees	52,500
Payable to Administrator	50,492
Other accrued expenses	77,278
Total liabilities	3,183,679

Net Assets	$78,533,424

Net Assets consist of:
Paid-in capital	89,361,978
Accumulated deficit	(10,828,554)
Net Assets	$78,533,424

Net Asset Value Per Share
Class I
Net assets applicable to shares outstanding	$76,150,462
Unlimited shares authorized issued and outstanding	8,803,592
Net asset value per share	$8.65
Class A(a)
Net assets applicable to shares outstanding	$2,382,962
Unlimited shares authorized issued and outstanding	302,683
Net asset value per share	$7.87

(a)	May be subject to a sales charge of up to 3.00%.

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Schedule of Investments

March 31, 2025

Investments in Portfolio Funds*	First Acquisition Date	Shares	Cost	Fair Value	Percentage of Net Assets	Liquidity(1)
Event Driven(a)
Hein Park Offshore Investors Ltd.	1/1/2022	$3,188	$3,187,500	$3,150,990	4.01%	Quarterly(2)
Redwood Opportunity Offshore Fund, Ltd.	7/1/2020	1,764	2,000,100	2,811,663	3.58%	Quarterly
Silver Point Capital Offshore Fund, Ltd.	1/1/2016	304	4,163,074	6,584,083	8.39%	Annually(2)
Total Event Driven			9,350,674	12,546,736	15.98%
Global Asset Allocation(b)
Castle Hook Offshore Fund Ltd.	1/1/2017	1,021	1,507,676	3,604,379	4.59%	Quarterly(2)
Rokos Global Macro Fund Limited	11/1/2015	24,271	3,429,377	7,099,363	9.04%	Monthly(2)
TIG Zebedee Core Fund Limited	1/1/2024	27,087	4,299,551	4,798,799	6.11%	Monthly
Total Global Asset Allocation			9,236,604	15,502,541	19.74%
Long-Short(c)
59 North Offshore Partners, Ltd.	5/1/2024	2,016	3,000,000	3,343,739	4.26%	Quarterly(2)
Hill City Capital Offshore Fund Ltd.	7/1/2023	2,905	3,000,000	3,236,702	4.12%	Quarterly(2)
Matrix Capital Management Fund (Offshore) Ltd.	7/1/2014	503	540,905	737,646	0.94%	Quarterly(3)
Oxbow Fund (Offshore) Limited	9/1/2015	1,513	2,515,346	4,219,591	5.37%	Quarterly(2)
Soroban Long Only Equity Cayman Fund Ltd	4/1/2024	2,433	2,433,120	2,718,670	3.46%	Quarterly(2)
Whale Rock Flagship Fund Ltd.	7/1/2014	25	129,875	189,756	0.24%	N/A****
XN Exponent Offshore Fund, LP	7/1/2024		3,000,000	2,951,848	3.76%	Quarterly(4)
Total Long-Short			14,619,246	17,397,952	22.15%
Relative Value(d)
Cassiopeia Fund Ltd.**	7/1/2014	8	8,478	9,969	0.01%	N/A****
Dark Forest Global Equity Offshore Fund Ltd	4/1/2021	3,072	3,069,243	3,286,369	4.18%	Quarterly
Foreword Capital Offshore Fund, LP	7/1/2024		2,031,504	2,071,828	2.64%	Quarterly(2)
Iguazu Investors (Cayman), SPC	7/1/2014	560	1,278,071	2,347,547	2.99%	Quarterly
Steelhead Pathfinder Fund Ltd.	1/1/2020	2,016	2,304,322	3,028,477	3.86%	Monthly
Tribune Investment Group Offshore Fund Ltd.	7/1/2024	3,000	3,000,000	3,037,677	3.87%	Quarterly(2)
Total Relative Value			11,691,618	13,781,867	17.55%
Multi-Discipline(e)
140 Summer Partners Offshore Ltd.	2/1/2022	3,015	3,625,000	4,535,881	5.78%	Quarterly
Anchorage Capital Partners Offshore, Ltd.	7/1/2014	106	102,013	150,851	0.19%	N/A****
Crake Global Feeder Fund ICAV***	10/1/2019	26,268	3,000,000	6,085,855	7.75%	Monthly
Sachem Head Offshore Ltd.	7/1/2014	884	2,273,949	3,809,093	4.85%	Quarterly(2)
Total Multi-Discipline			9,000,962	14,581,680	18.57%
Total Investments in Portfolio Funds			$53,899,104	$73,810,776	93.99%

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Schedule of Investments – Continued

March 31, 2025

Investments in Short-Term Investments	Shares	Cost	Fair Value	Percentage of Net Assets	Liquidity(1)
Short-Term Investments
Money Market Funds(f)
BlackRock Liquidity Fund, Treasury Trust Fund, Institutional Shares 4.18%	7,426	$7,426	$7,426	0.01%
State Street Institutional Treasury Money Market Fund, Institutional Class 4.21%	3,298,656	3,298,656	3,298,656	4.20%
Total Short-Term Investments		3,306,082	3,306,082	4.21%
Total Investments in Portfolio Funds and Short-Term Investments		$57,205,186	$77,116,858	98.20%

Remaining assets less liabilities			1,416,566	1.80%
Net assets			$78,533,424	100.00%

Investments by Strategy (as a percentage of Net Assets)
Event Driven	15.98%
Global Asset Allocation	19.74%
Long-Short	22.15%
Relative Value	17.55%
Multi-Discipline	18.57%
Short-term investments	4.21%
Other Assets in excess of Liabilities	1.80%
Total	100.00%

*	Investments in Portfolio Funds are non-income producing. All Portfolio Funds are domiciled in the Cayman Islands, unless otherwise noted.
(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods range from 30 to 90 days. If applicable, the lock up period is 12-24 months.
(2)	Subject to 25% investor level quarterly gate.
(3)	Fund is liquidating and voluntary withdrawal and redemptions are suspended effective September 30, 2024.
(4)	Subject to 12.5% investor level quarterly gate.
**	This Portfolio Fund is domiciled in Bermuda.
***	This Portfolio Fund is domiciled in Ireland.
****	This Portfolio Fund is not redeemable; rather the Fund receives distributions through the liquidation of the underlying assets of this Portfolio Fund.
(a)	Event driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations. These strategies include but are not limited to risk arbitrage, distressed situations investing, special situations, and opportunistic investing.
(b)	Global asset allocation strategies seek to exploit opportunities in various global markets. Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity. Portfolio Funds employing a global asset allocation strategy may take positions in currencies, sovereign bonds, global equities and equity indices, or commodities.
(c)	Long-short strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process. Portfolio Fund Managers in these strategies tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook. Long-short strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors.
(d)	Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market. Relative value strategies consist of an exposure to some second order aspect of the market.
(e)	Multi-discipline managers employ a combination of any of the above mentioned strategies.
(f)	Rate disclosed is the seven day effective yield as of March 31, 2025.

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Statement of Operations

For the year ended March 31, 2025

Investment Income
Dividend income	$76,537

Expenses
Management Fees	778,384
Legal fees	190,474
Fund administration fees	84,315
Fund accounting fees	67,719
Transfer agent fees and expenses	73,883
Trustee fees	70,919
Audit and tax preparation fees	61,182
Chief compliance officer fees	40,782
Insurance	38,508
Registration	50,351
Printing fees	43,191
Line of credit	14,915
Custody fees	17,746
Distribution and service fee - Class A	12,449
Other expenses	58,021
Total expenses	1,602,839
Less: expense waived by the Adviser (Note 6)	(408,075)
Net expenses	1,194,764
Net investment loss	(1,118,227)

Realized and Change in Unrealized Gain/(Loss) from Investments in Portfolio Funds
Net realized gain on investments in Portfolio Funds	3,196,760
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	4,490,079
Net realized and change in unrealized gain from investments in Portfolio Funds	7,686,839
Net increase in net assets resulting from operations	$6,568,612

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Statements of Changes in Net Assets

	For the year ended March 31, 2025	For the year ended March 31, 2024
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment loss	$(1,118,227)	$(1,440,794)
Net realized gain in Portfolio Funds	3,196,760	5,981,524
Net change in unrealized appreciation/(depreciation) in Portfolio Funds	4,490,079	8,454,636
Net increase in net assets resulting from operations	6,568,612	12,995,366

Distributions To Shareholders from Earnings
Class I	(13,433,783)	(2,212,430)
Class A	(282,259)	(29,078)
Total distributions	(13,716,042)	(2,241,508)

Shareholders’ Transactions - Class I
Proceeds from shares sold	9,923,058	5,901,000
Reinvestment of distributions	13,039,841	2,212,430
Payments for redemption of shares	(18,578,220)	(48,562,551)
Total - Class I	4,384,679	(40,449,121)
Shareholders’ Transactions - Class A
Proceeds from shares sold	896,250	—
Reinvestment of distributions	282,259	29,078
Payments for redemption of shares	—	(578,782)
Total - Class A	1,178,509	(549,704)
Net increase/(decrease) in net assets resulting from capital share transactions	5,563,188	(40,998,825)
Total decrease in net assets	(1,584,242)	(30,244,967)

Net Assets
Beginning of period	$80,117,666	110,362,633
End of period	$78,533,424	$80,117,666

Share Transactions - Class I
Shares issued	1,033,401	670,079
Reinvestment of distributions	1,505,095	245,441
Shares redeemed	(1,886,905)	(5,278,580)
Total - Class I	651,591	(4,363,060)

Share Transactions - Class A
Shares issued	112,579	—
Reinvestment of distributions	35,729	3,476
Shares redeemed	—	(69,667)
Total - Class A	148,308	(66,191)

Net increase/(decrease) in share transactions	799,899	(4,429,251)

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Statement of Cash Flows

For the fiscal year ended March 31, 2025

Operating activities
Net increase in net assets resulting from operations	$6,568,612
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments in Portfolio Funds	(18,575,547)
Withdrawals from Portfolio Funds, net of receivables	46,223,607
Investments in short-term investments	(47,736,237)
Withdrawals from short-term investments	46,924,619
Net realized gain on sale of investments in Portfolio Funds	(3,196,760)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(4,490,079)
Decrease in prepaid expenses	(110,018)
Decrease in payable to Adviser	(157,782)
Increase in accounts payable and accrued liabilities	10,342
Net cash provided by operating activities	25,460,757

Financing activities
Proceeds from shares sold	10,819,308
Payment from redemption of shares	(35,059,632)
Increase in subscriptions received in advance	748,000
Cash distributions paid	(393,942)
Net cash used in financing activities	(23,886,266)

Net change in cash	1,574,491
Cash, beginning of year	741,411
Cash, end of year	$2,315,902

Supplemental disclosure of cash flow information:
Non-cash distributions reinvested	$13,322,100

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Financial Highlights

Class I

	For the Year Ended March 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$9.66	$8.68	$9.13	$10.13	$9.07
Net income (loss) from investment operations*:
Net investment loss	(0.14)	(0.12)	(0.13)	(0.15)	(0.15)
Net realized and unrealized gains/(losses) on investments	1.03	1.29	(0.32)	(0.06)	2.91
Net change in net assets resulting from operations	0.89	1.17	(0.45)	(0.21)	2.76

Distributions paid from:
Net investment income	(1.90)	(0.19)	—	(0.79)	(1.70)

Net asset value, end of year	$8.65	$9.66	$8.68	$9.13	$10.13

Total return	9.17%	13.71%	(5.00%)	(2.31%)	30.86%

Net assets, end of year (in 000s)	$76,150	$78,736	$108,574	$101,420	$55,100

Ratios To Average Net Assets
Ratio of expenses to average net assets before expense waiver and reimbursement**	2.07%	1.70%	1.77%	1.83%	2.45%
Ratio of expenses to average net assets after expense waiver and reimbursement**	1.54%	1.53%	1.51%	1.50%	1.53%
Ratio of net investment loss to average net assets**	(1.44%)	(1.36%)	(1.48%)	(1.50%)	(1.53%)
Portfolio turnover rate	24.17%	7.32%	6.60%	17.16%	33.12%

*	Per share data of net income (loss) from investment operations is computed using the total of monthly income and expense divided by average beginning of month shares.
**	The ratios of expenses and net investment loss to average net assets do not include the impact of expenses and incentive fees or allocations related to the Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Financial Highlights

Class A

	For the Year Ended March 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$8.95	$8.11	$8.60	$9.66	$8.77
Net income (loss) from investment operations*:
Net investment loss	(0.19)	(0.17)	(0.18)	(0.21)	(0.22)
Net realized and unrealized gains/(losses) on investments	0.94	1.20	(0.31)	(0.06)	2.81
Net change in net assets resulting from operations	0.75	1.03	(0.49)	(0.27)	2.59

Distributions paid from:
Net investment income	(1.83)	(0.19)	—	(0.79)	(1.70)

Net asset value, end of year	$7.87	$8.95	$8.11	$8.60	$9.66

Total return**	8.35%	12.86%	(5.71%)	(3.04%)	29.88%

Net assets, end of year (in 000s)	$2,383	$1,381	$1,789	$2,103	$651

Ratios To Average Net Assets
Ratio of expenses to average net assets before expense waiver and reimbursement***	2.87%	2.94%	2.89%	3.07%	5.85%
Ratio of expenses to average net assets after expense waiver and reimbursement***	2.31%	2.26%	2.25%	2.24%	2.29%
Ratio of net investment loss to average net assets***	(2.25%)	(2.09%)	(2.23%)	(2.24%)	(2.29%)
Portfolio turnover rate	24.17%	7.32%	6.60%	17.16%	33.12%

*	Per share data of net income (loss) from investment operations is computed using the total of monthly income and expense divided by average beginning of month shares.
**	Sales loads applicable to Class A shares are not reflected in the total return.
***	The ratios of expenses and net investment loss to average net assets do not include the impact of expenses and incentive fees or allocations related to the Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements

March 31, 2025

Note 1 – Organization

North Square Evanston Multi-Alpha Fund (formerly, Evanston Alternative Opportunities Fund) (the “Fund”) was formed on October 16, 2013, as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a closed-end, non-diversified, management investment company and commenced operations on July 1, 2014. The Fund is a “fund of funds” and emphasizes efficient allocation of investor capital, selecting investment vehicles (collectively, the “Portfolio Funds”) managed by independent investment managers (the “Portfolio Fund Managers”). The Fund’s investment objective is to seek attractive long-term risk adjusted returns. North Square Investments, LLC serves as the Fund’s investment adviser (the “Adviser”). Evanston Capital Management, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). Prior to May 6, 2024, Evanston Capital Management, LLC (“ECM”) was the Fund’s investment adviser. Effective as of May 6, 2024, North Square Investments, LLC (“North Square”) became the Fund’s investment adviser and retained ECM to become the Fund’s sub-adviser and continue managing the Fund’s portfolio.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(a) Basis of Accounting

The financial statements are prepared in accordance with US GAAP. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

(b) Income Recognition and Expenses

All investment transactions are recorded on the trade date. Realized gains and losses on investments in Portfolio Funds are determined using the average cost method. Interest income and expenses are recognized on an accrual basis. Income, expenses, gains and losses are allocated pro rata to each of the share classes in the Fund based on each class’s beginning net asset value (“NAV”), except those expenses that are specifically attributable to a share class are allocated solely to such class.

(c) Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(d) Federal Income Taxes

The Fund is classified as a corporation for federal income tax purposes and qualifies to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund intends to distribute to its shareholders all of its distributable net investment income and net realized gains on investments in Portfolio Funds. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these financial statements.

FASB ASC Topic 740 – Income Taxes, provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion based on the largest benefit that is more than 50 percent likely to be realized. The Fund has not taken

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2025

any tax positions that do not meet the more-likely-than-not threshold. Therefore, no additional tax expense, including any interest or penalties, was recorded for the fiscal year ended March 31, 2025. To the extent the Fund is required to record interest and penalties, they would be included in interest expense and other expenses, respectively, in the Statement of Operations.

Certain tax years remain subject to examination by the Internal Revenue Service and taxes associated with State and foreign jurisdictions remain subject to examination based on varying statutes of limitations.

(e) Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”), each Shareholder will automatically be a participant under the DRP and all income distributions, whether dividend distributions and/or capital gains distributions, will automatically be reinvested in the Fund. Shareholders who affirmatively choose not to participate in the DRP will receive any income distributions, whether dividend distributions and/or capital gains distributions, in cash.

(f) Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last day of each month pursuant to the Adviser’s valuation policies and procedures with respect to the Fund, which have been approved by the Board.

(g) Investments in Portfolio Funds

The Fund values investments in Portfolio Funds at fair value in good faith, generally at the Fund’s pro rata interest in the net assets of these entities. Investments held by these Portfolio Funds are valued at prices that approximate fair value. The fair value of certain of the investments held by these Portfolio Funds, which may include private placements and other securities for which values are not readily available, are determined in good faith by the Portfolio Fund Managers of the respective Portfolio Funds. The estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments, and these differences could be material. Net asset valuations are provided monthly by these Portfolio Funds. Gain (loss) on investments in Portfolio Funds is net of all fees and allocations payable to the Portfolio Fund Managers of the Portfolio Funds.

(h) Capital Subscriptions Received in Advance

Capital subscriptions received in advance represent cash receipts from shareholders received on or prior to March 31, 2025 for which shares were issued on April 1, 2025.

(i) Line of Credit

The Fund entered into a credit agreement (the “Facility”) with an unaffiliated lender, Bank of America, N.A. (“Lender”), expiring on October 14, 2025. Subject to certain events of default and other financial conditions set forth in the Facility, the Fund is permitted to draw on the Facility in an amount equal to the lesser of (i) the maximum commitment amount and (ii) the borrowing base. Funds drawn under the Facility are generally used to finance short-term timing differences between (a) the repurchases requested from the Fund’s shareholders and redemptions requested by the Fund from its Portfolio Funds and (b) investments in the Fund’s Portfolio Funds while waiting for subscription proceeds from the Fund’s shareholders or redemption proceeds from Portfolio Funds.

Under the Facility, the fee on unused amounts is equal to 0.40% per annum and the interest rate for funds drawn is equal to either the Secured Overnight Financing Rate (“SOFR”) or one month term SOFR, as selected by the Fund, plus 1.60% per annum, in each case. There was no outstanding balance under the Facility as of March 31, 2025.

Total bank line of credit as of March 31, 2025	$3,000,000
Average borrowings during period	486,675
Number of days outstanding*	40
Average interest rate during period	6.532%
Highest balance drawn during period	$1,445,000
Highest balance interest rate	6.946%
Interest expense incurred	14,915
Interest rate at March 31, 2025	0.000%

*	Number of days outstanding represents the total days during the fiscal year ended March 31, 2025 the Fund utilized the Line of Credit.

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2025

Note 3 – Income Taxes

As of March 31, 2025, gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$75,593,906

Gross unrealized appreciation	3,218,828
Gross unrealized depreciation	(1,695,876)
Net unrealized appreciation/(depreciation) on investments	$1,522,952

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and differences between book and tax cost basis methodolgies.

The tax basis of distributable earnings as of October 31, 2024, the Fund’s last tax year, shown below represents distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax regulations and losses the Fund may be able to offset against income and gains realized in future years.

Undistributed ordinary income	$11,993,029
Accumulated Capital and Other Losses	(7,977,170)
Unrealized Appreciation/ (Depreciation) on investments	(999,050)
Total accumulated earnings	$3,016,809

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below as of October 31, 2024, the Fund’s tax year end, between accumulated net investment loss, accumulated net realized loss from investments in Portfolio Funds and paid in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2025. Such permanent reclassifications are attributable to the Fund’s net operating loss and characterization of distributions. Net assets and NAV per Share were not affected by these reclassifications. There were no permanent differences for the fiscal year ended March 31, 2025.

Dividends and Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from US GAAP. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Distribution of Income and Gains — The Fund declares and distributes dividends from net investment income and net realized gains, if any, on an annual basis. The tax character of distributions paid for the fiscal years ended October 31, 2024 and October 31, 2023 was as follows:

	October 31, 2024	October 31, 2023
Distributions paid from:
Ordinary income	$2,241,508	$—
Total distributions paid	$2,241,508	$—

The Fund made an additional distribution in December 2024 for $13,716,042.

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

As of October 31, 2024, the Fund had short-term and long-term capital loss carryforwards of $1,267,486 and $6,709,684 respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2025

Note 4 – Investments by the Fund

Portfolio Fund Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from the Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the fiscal year ended March 31, 2025, the fees for these services range from 0.45% to 2.0% per annum for management fees and 9% to 26.7% for incentive fees or allocations. In certain cases, the incentive fees or allocations may be subject to a hurdle rate.

Based on the information the Adviser typically receives from the Fund’s Portfolio Funds, the Fund is unable to determine on a look-through basis if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

The Fund has no unfunded capital commitments to Portfolio Funds as of March 31, 2025.

Note 5 – Share Capital

The Fund offered Class I Shares of beneficial interests to investors at an initial price of $10.00 per Share. As of June 1, 2015, the Fund offers two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares” and together with the Class A Shares, the “Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. All Shares issued prior to June 1, 2015 have been designated as Class I Shares in terms of rights accorded and expenses borne. Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”) serves as the distributor of the Shares, on a best efforts basis, subject to various conditions. Shares of the Fund may be purchased from the Fund or through advisers, brokers, and dealers that have entered into selling agreements with the Distributor. Shares are offered and may be purchased on a monthly basis.

The Shares are sold at the current NAV per Share as of the date on which the purchase is accepted and may be subject to an applicable sales load. Each investor will be required to represent that they are acquiring Shares directly or indirectly for the account of an eligible investor, which is limited to accredited investors as defined in Regulation D under the Securities Act of 1933, as amended. The minimum initial investment in the Fund by any eligible investor is $25,000, and the minimum additional investment in the Fund is $10,000. The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Certain selling brokers or dealers and financial advisers may impose higher minimum investment levels, or other requirements. Class A Share investments may be subject to a sales charge of up to 3.00%. Such sales load will be subtracted from the investment amount and will not form part of an investor’s investment in the Fund. The sales load may be waived for institutional investors, employees of the Adviser, the Distributor or a financial intermediary and their affiliates and members of their immediate families, and such other persons at the discretion of the Adviser.

Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to repurchase any or all of their Shares. At the discretion of the Board, the Fund intends to provide a limited degree of liquidity to shareholders by conducting repurchase offers generally quarterly. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Board will consider a variety of factors. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV per Share as determined as of approximately March 31, June 30, September 30, and December 31, of each year, as applicable. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent, or given to shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer ordinarily will be limited to the repurchase of approximately 5-25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer.

If the interval between the date of purchase of Shares and the date in which Shares are repurchased is less than one year then such repurchase will be subject to a 3.00% early withdrawal fee payable to the Fund. There were no withdrawal fees charged to shareholders during the period. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held longest first.

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2025

In connection with the Class A Shares of the Fund, the Fund pays the Distributor or a designee a distribution and service fee equal to 0.75% per annum of the aggregate value of the Fund’s Class A Shares outstanding, determined as of the last calendar day of each month (prior to any repurchases of Class A Shares and prior to the Management Fee being calculated) (“Distribution and Service Fee”). The Distribution and Service Fee is payable quarterly.

During the fiscal year ended March 31, 2025, the Board authorized and the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the net asset value of the Fund’s Shares as of the repurchase pricing dates.

The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement date	March 21, 2024	June 27, 2024
Repurchase request deadline	April 27, 2024	July 26, 2024
Repurchase pricing date	June 30, 2024	September 30, 2024
Value of shares repurchased	$12,222,742	$5,331,037
Shares repurchased	1,240,610	527,914

	Repurchase Offer #3	Repurchase Offer #4
Commencement date	September 27, 2024	December 20, 2024
Repurchase request deadline	October 25, 2024	January 24, 2025
Repurchase pricing date	December 31, 2024	March 31, 2025
Value of shares repurchased	$287,324	$737,117
Shares repurchased	33,164	85,470

Note 6 – Investment Advisory and Other Agreements

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a quarterly fee (the “Management Fee”). The Management Fee is computed at an annual rate of 1.00% of the aggregate value of the Fund’s outstanding Shares determined as of the last calendar day of each month and payable quarterly (before any repurchases of Shares and prior to the Management Fee being calculated).

Pursuant to an Expense Limitation Novation and Amendment among the Fund, the Adviser and ECM, effective as of May 6, 2024, the Fund and the Adviser agreed to an expense limitation agreement (the “Expense Limitation Agreement”) on terms identical to those of a prior expense limitation agreement between ECM and the Fund (the “ECM Expense Limitation Agreement”), such that effective as of May 6, 2024, the Adviser (and not ECM) became responsible for all duties and obligations of ECM under the ECM Expense Limitation Agreement. Up to and including December 31, 2025, the Adviser has contractually agreed pursuant to the Expense Limitation Agreement to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying Portfolio Funds) to 1.50% with respect to the Class I Shares and 2.25% with respect to the Class A Shares (due to the Distribution and Service Fee). Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. In addition, the Adviser is permitted to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement from the applicable class or classes of Shares (whether through reduction of its Management Fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of Shares fall below the annual rate of 1.50% with respect to Class I Shares or 2.25% with respect to Class A Shares. The Fund, however, is not obligated to pay any such amount more than three years after the date on which the Adviser deferred a fee or reimbursed an expense. Moreover, pursuant to certain prior expense limitation agreements (each, a “Prior Expense Limitation Agreement”), the Adviser is permitted to recover fees and expenses it has waived or borne pursuant to such Prior Expense Limitation Agreement from the applicable class or classes of shares (whether through reduction of its fees or otherwise) to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate set forth in such Prior Expense Limitation Agreement pursuant to which such fees and expenses were waived or borne; provided, however, that the Fund is not obligated to pay any such reimbursed fees or expenses more than three years after the date on which the fee or expense was borne by the Adviser. Any such recovery by the Adviser will not cause the Fund to exceed the annual

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2025

limitation rate set forth above. Subject to the terms and conditions of the Expense Limitation Agreement, the Sub-Adviser will continue to be entitled to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement for the applicable class or classes of Shares while it acted in its prior capacity as the investment adviser of the Fund.

The Adviser engages the Sub-Adviser to continue managing the Fund’s investment portfolio. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including the allocation of investments in the various Portfolio Funds, subject to oversight by the Adviser and policies adopted by the Board. The Adviser pays the Sub-Adviser one-half (½) of the net Management Fee received by the Adviser from the Fund.

As of March 31, 2025, no amounts were recaptured. The amount subject to potential future recapture by the Adviser is $888,849. Such potential future recaptures will expire as follows:

Subject to expiration in the year ended:	Amount
March 31, 2026	$294,925
March 31, 2027	185,849
March 31, 2028	408,075
$888,849

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Fund’s fund accountant, transfer agent and administrator. Prior to May 6, 2024, BNY Mellon Investment Servicing (US) Inc. provided administrative, transfer agent and fund accounting services to the Fund. The Fund’s fees incurred for fund accounting, transfer agency and fund administration for the fiscal year ended March 31, 2025, are reported on the Statement of Operations.

The Distributor receives compensation from the Fund and may receive a portion of the distribution service fees with respect to the Fund’s Class A Shares.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund’s fees incurred for compliance services for the fiscal year ended March 31, 2025, are reported on the Statement of Operations.

Effective May 6, 2024, the Independent Trustees are each paid an annual retainer of $20,000 by the Fund, and Trustees are reimbursed by the Fund for their travel expenses related to Board meetings. Prior to May 6, 2024, the Independent Trustees were paid an annual retainer of $30,000 by the Fund. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund does not pay any compensation to the Interested Trustee or the Fund’s officers.

Certain officers of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Fund for serving in such capacities. As of March 31, 2025, related parties of the Sub-Adviser held Shares in the Fund that comprise 0.7% of total net assets.

The Fund has entered into a Global Custody Agreement with The Bank of New York Mellon (the “Custodian”) as custodian for the Fund’s securities and other assets registered in the name of the Custodian (or its nominees). In order to secure the Fund’s obligations under the Facility, the Fund has pledged and granted a security interest to the Lender (i) in the custodial account maintained with the Custodian in which investments in Portfolio Funds are to be credited, (ii) in the Fund’s securities entitlements with respect to all investments credited to such custodial account and (iii) in other assets of the Fund.

Note 7 – Securities Transactions

Aggregate purchases and proceeds from sales of Portfolio Funds for the fiscal year ended March 31, 2025, amounted to $18,575,547 and $25,321,197, respectively.

Note 8 – Fair Value Measurement

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments in Portfolio Funds valued at NAV are not required to be included in the fair value hierarchy. As such, investments in Portfolio Funds with a fair value of $73,810,776 are excluded from the fair value hierarchy as of March 31, 2025.

North Square Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2025

As of March 31, 2025, the Fund held $3,306,082 in short-term investments in two money market funds which are categorized as Level 1. In accordance with FASB ASC Topic 820, Fair Value Measurement, Level 1 refers to identical securities traded in an active market. Such securities are traded on national exchanges and are valued at the closing sales price or, if there are no sales, at the latest bid quotations.

Note 9 – Risk Factors

Below is a discussion of some, but not all of the risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

Fund of Funds Investment Risk. The Fund’s fund-of-funds investment approach is subject to various investment-related types of risks, including market risk, strategy risk, and manager risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets, and contraction of available credit or other financing sources.

Illiquidity and Non-Transferability of Shares. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not currently intend to list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop. Shares therefore are not readily marketable. Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they may not be exchanged for shares of any other fund.

Risks of Portfolio Funds. By virtue of its investments in the Portfolio Funds, the Fund has exposure to the underlying risks of those funds including the following risks which are described in the Prospectus: Event - Driven Strategies Risk, Long/Short Equities Strategy Risk, Relative Value Strategies Risk, and Global Asset Allocation Strategies Risk.

Additional Factors. For the fiscal year ended March 31, 2025, the Fund had no direct commitments to purchase or sell securities, financial instruments, or commodities relating to derivative financial instruments. The Fund may have indirect commitments that arise through positions held by Portfolio Funds in which the Fund invests. However, as a shareholder in these Portfolio Funds, the Fund’s risk is limited to the current value of its investment, which is reflected in the Statement of Assets and Liabilities and the Schedule of Investments.

The Adviser has no knowledge of any financial institution, brokerage firm, or other trading counterparty with which the Fund had a concentration of direct credit risk relating to any direct trading activity for the fiscal year ended March 31, 2025.

The Fund and the Portfolio Funds may be involved in certain legal actions in the ordinary course of their businesses. The Adviser is not currently aware of any such actions that will have a material adverse effect on the net assets or results of the operation of the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements, if any, is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 10 – Subsequent Events

The Fund announced that the Board had approved a tender offer to purchase up to 15% of the net asset value of the Fund’s Class A Shares and Class I Shares to be calculated at a price equal to the Fund’s Class A Shares and Class I Shares net asset value as of January 31, 2025. The Fund commenced its tender offer on March 26, 2025 and the expiration of the tender offer was on April 25, 2025. The Fund is offering to repurchase shares as of the June 30, 2025 valuation date in an amount up to $11,792,496.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

North Square Evanston Multi-Alpha Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
North Square Evanston Multi-Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of North Square Evanston Multi-Alpha Fund (the “Fund”) as of March 31, 2025, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended March 31, 2024, and prior, were audited by other auditors whose report dated May 24, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, or the investment manager or administrator of the portfolio funds. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more North Square Investments, LLC investment companies since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2025

North Square Evanston Multi-Alpha Fund

Supplemental Information (Unaudited)

Trustees’ and Officers’ Biographical Data

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.

INDEPENDENT TRUSTEES*
Name, Address[a], Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
David B. Boon (1960)	Chairperson of the Board and Trustee	05/2024 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018).	15	Trustee of Exchange Place Advisors Trust (since 2018) (Chairperson of the Board since 2024).
Donald J. Herrema (1952)	Trustee	05/2024 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004).	15	Chairperson and Director Emeritus, TD Funds USA (2009 – 2019); Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018); Director, Independent Insurance Group (since 2023); and Trustee of Exchange Place Advisors Trust (since 2018) (Chairman of the Board from 2018 – 2024).
Catherine A. Zaharis (1960)	Trustee	05/2024 to present	Professor of Practice (since 2019), Director, Professional/ Employer Development, Finance Department (2015 – 2019), Adjunct Lecturer (2010 – 2019), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	15	Trustee of Exchange Place Advisors Trust (since 2018).

North Square Evanston Multi-Alpha Fund

Supplemental Information (Unaudited) – Continued

Trustees’ and Officers’ Biographical Data (Continued)

OFFICERS*
Name, Address[a], Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Officers of the Trust
Ian Martin (1968)	President	05/2024 to present	Executive Vice President, Chief Administrative Officer of Ultimus Fund Solutions, LLC (2019 – present); Executive Vice President (1992 – 2019), U.S. Bank Global Fund Services.	N/A	N/A
Zachary P. Richmond (1980)	Treasurer	05/2024 to present	Senior Vice President Financial Administration of Ultimus Fund Solutions, LLC (2024 – present) (Vice President from 2015 – 2024).	N/A	N/A
Karen Jacoppo-Wood (1966)	Secretary	05/2024 to present	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 – present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2019 – 2022) (Vice President and Managing Counsel from 2014 – 2019).	N/A	N/A
Martin R. Dean (1963)	Chief Compliance Officer	05/2024 to present	President of Northern Lights Compliance Services, LLC (January 2023 – present); Senior Vice President, Head of Fund Compliance (2020 – January 2023) of Ultimus Fund Solutions, LLC (Vice President and Director of Fund Compliance from 2016 – 2020).	N/A	N/A

a.	The business address of each Trustee and officer is North Square Evanston Multi-Alpha Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
b.	Trustees and officers serve until their successors are duly elected and qualified. Trustees may be removed in accordance with the Declaration of Trust, with or without cause, by, if at a meeting, a vote of a majority of the Shareholders or, if by written consent, a vote of Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.
c.	The term “Fund Complex” applies to the Fund and the North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Multi-Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, North Square Core Plus Bond Fund, North Square Select Small Cap Fund, North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, North Square Strategic Income Fund, North Square Kennedy MicroCap Fund, North Square Small Cap Value Fund and North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (each a series of Exchange Place Advisors Trust, a separate registered investment company, that are also advised by the Adviser).
*	Additional information about the Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained upon request and without charge by writing to the Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund at 1-833-821-7800.

North Square Evanston Multi-Alpha Fund

Supplemental Information (Unaudited) – Continued

Additional Information

Proxy Voting

A description of the Fund’s proxy voting policies and procedures and the Fund’s portfolio securities voting record during the prior twelve month period ending June 30 of each year is available without charge, upon request, by calling the Fund at 1-833-821-7800, on or through the Fund’s website at https://www.northsquareinvest.com, and on the SEC web site at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“Form N-PORT”)

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the SEC on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

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North Square Evanston Multi-Alpha Fund

Adviser

North Square Investments, LLC
200 West Madison Street, Suite 2610
Chicago, Illinois 60606

Sub-Adviser

Evanston Capital Management, LLC
1560 Sherman Avenue, Suite 960
Evanston, Illinois 60201

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Custodian

Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.acaglobal.com

Evanston-AR-25

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar

(b)	Not applicable.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19 (a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2)	David B. Boon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

North Square Evanston Multi-Alpha Fund	FY 2025	$40,000
	FY 2024	$45,200

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

North Square Evanston Multi-Alpha Fund	FY 2025	$12,500
	FY 2024	$2,500

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

North Square Evanston Multi-Alpha Fund	FY 2025	$0
	FY 2024	$0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

North Square Evanston Multi-Alpha Fund	FY 2025	$0
	FY 2024	$0

Item 5. Audit Committee of Listed Registrants.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2025 and March 31, 2024, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager and Business Experience.

As of the date of the filing of this Report on Form N-CSR, Adam B. Blitz, CFA, and Kristen VanGelder, CFA are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”).

Adam B. Blitz, CFA. Mr. Blitz is the Chief Executive Officer/ Chief Investment Officer/ a Founding Partner and a member of the General Investment Committee of Evanston Capital. He joined Evanston Capital at inception in 2002. He has over twenty years of institutional investment management experience with an emphasis in quantitative analysis/ trading and risk management.

Kristen VanGelder, CFA. Ms. VanGelder is a Partner - Deputy Chief Investment Officer and a member of the General Investment Committee of Evanston Capital. She joined the firm in August 2003 and is primarily responsible for investment research/ including the sourcing/ evaluation/ and due diligence of prospective investments as well as the ongoing monitoring of existing investments. Her responsibilities also include portfolio construction and risk management.

(a)(2)	Other Accounts Managed by the Portfolio Managers.

The charts below shows the number of other accounts managed by the Portfolio Manager as of March 31, 2025.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Adam B. Blitz	0	$—	9	$4,025	0	$—
Kristen VanGelder	0	$—	8	$3,948	0	$—

(1)	This chart does not include information with respect to the Registrant.

Performance-Based Fee Accounts Information Table

	Registered Investment Companies (1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Adam B. Blitz	0	$—	8	$3,855	0	$—
Kristen VanGelder	0	$—	7	$3,779	0	$—

(1)	This chart does not include information with respect to the Registrant.

(a)(3)	Compensation of the Management Team.

Portfolio managers at Evanston Capital are compensated through a number of different methods. Firstly, a base salary is paid to all of the portfolio managers. Secondly an objective-related bonus is paid annually and reflects the level of achievement the portfolio manager has made regarding the investment activities of Evanston Capital in respect of its accounts for that period with the overall bonus pool which is based upon the profitability of Evanston Capital as a whole. There are no other special compensation schemes for the portfolio managers.

(a)(4)	Disclosure of Securities Ownership.

Team Member	Dollar ($) Range of Fund Shares Beneficially Owned as of March 31, 2025
Adam B. Blitz	$100,001 - $500,000
Kristen VanGelder	$50,001 - $100,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Fund with respect to the Fund for which this Form N-CSR is being filed.

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3)	Not applicable

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	North Square Evanston Multi-Alpha Fund

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	6/9/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	6/9/2025

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	6/9/2025